                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event) May 3, 2002
                                                       -----------



                           BELDEN & BLAKE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Ohio                         0-20100                 34-1686642
------------------------------   ------------------------   --------------------
(State or other                  (Commission File Number)    (IRS Employer
jurisdiction of incorporation)                               Identification No.)



5200 Stoneham Road, North Canton, Ohio                                  44720
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (330) 499-1660
               --------------------------------------------------
               Registrant's telephone number, including area code

ITEM 9.  REGULATION FD DISCLOSURE

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Securities Exchange Act of 1934 or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Statements preceded by, followed by or that otherwise include the statements "should," "believe," "expect," "anticipate," "intend," "will," "continue," "estimate," "plan," "outlook," "may," "future," "projection," variations of these statements and similar expressions are forward-looking statements. These forward-looking statements are based on current expectations and projections about future events. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates, general economic conditions, new legislation or regulatory changes, changes in accounting principles, policies or guidelines and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission ("SEC").

OPERATIONAL OUTLOOK FOR 2002

         The following table includes estimates given as of May 3, 2002, that are based on current expectations and currently available information. These forward-looking statements are subject to a number of risks and uncertainties which may cause the Company's actual results to differ materially from the following estimates. The preceding section addresses certain of the risks and uncertainties to which the Company is subject.

                                                          ESTIMATED
                                                --------------------------------
                                       QUARTER ENDING             YEAR ENDING
                               ------------------------------
                               MARCH 31, 2002   JUNE 30, 2002  DECEMBER 31, 2002
                               --------------   -------------  -----------------
                               (UNAUDITED, DOLLARS IN MILLIONS, EXCEPT AS NOTED)
Production

  Gas (Mmcf)                        4,543        4,400-4,700       18,100-18,900

  Oil (Mbbls)                         148          138-153            532-572

  Total production (Mmcfe)          5,431        5,228-5,618       21,292-22,332

Production expense per Mcfe        $ 0.95        $ 1.00-1.05       $  0.95-1.00

Production taxes per Mcfe            0.09          0.08-0.10          0.08-0.10

Exploration expense excluding
  exploratory dry hole expense     $  2.1        $   2.5-3.1       $  9.0-10.0

General and administrative expense    1.2            1.1-1.3          4.6-4.9

Gas gathering, marketing and
  oilfield services margin            1.6            0.7-1.3          4.4-5.0

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 6, 2002                           BELDEN & BLAKE CORPORATION
      -----------                           (Registrant)


                                            By: /s/ Robert W. Peshek
                                                -------------------------------
                                                Robert W. Peshek, Vice President
                                                and Chief Financial Officer